The Latin American
Equity Fund, Inc.
---------------------
SEMI-ANNUAL REPORT
JUNE 30, 1999

[PHOTO]

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          8

Schedule of Investments......................................................................         10

Statement of Assets and Liabilities..........................................................         14

Statement of Operations......................................................................         15

Statement of Changes in Net Assets...........................................................         16

Financial Highlights.........................................................................         17

Notes to Financial Statements................................................................         18

Results of Annual Meeting of Shareholders....................................................         23

Description of InvestLink-SM- Program........................................................         24

PICTURED ON THE COVER IS CHICHEN ITZA, ONE OF THE BEST KNOWN AND MOST IMPRESSIVE OF THE MAYAN RUINS IN MEXICO. CHICHEN ITZA TRANSLATES TO MEAN "MOUTH OF THE WELL OF ITZA".

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                  August 5, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the six months ended June 30, 1999.

At June 30, 1999, the Fund's net assets were approximately $100.8 million. The Fund's net asset value ("NAV") was $13.54 per share as compared to $10.06 at December 31, 1998.

PERFORMANCE: EFFECTIVE CHOICES IN MEXICO, ARGENTINA AND COLOMBIA

For the six months ended June 30, 1999, the Fund's total return, based on NAV was 34.6%, versus 31.0% for the Morgan Stanley Capital International Emerging Markets Free Latin America Index ("EMFLA"). In the process, the Fund's return exceeded those of many competing funds and earned it a ranking in the top quartile of Latin American equity funds.

The Fund outperformed its EMFLA benchmark during the period as a result of exposure in Mexico, Argentina and Colombia:

- The Fund's return benefited in two ways from our Mexican allocation. First, I overweighted Mexico relative to EMFLA during a period in which, by far, Mexico was the strongest Latin American market. Second, Mexican stock selection emphasized companies well-positioned to prosper as the domestic economy recovered. The most successful holdings in this regard were companies like the cement maker Cemex, S.A. de C.V., the beverage producer Fomento Economico Mexicano, S.A. de C.V and the retailer Cifra S.A. de C.V.

- I chose to underweight Argentina. This approach proved effective during the second quarter, when investor interest declined following the elimination of YPF Sociedad Anonima (the nation's biggest oil and gas company and most liquid stock) from trading due to its acquisition by Spain's Repsol. The Fund's holdings in Camuzzi Argentina S.A., a gas distributor in Argentina that we had originally purchased in a placement of private equity, also appreciated, and we entered into an agreement to sell the position to a corporate buyer.

- Performance in Colombia was notable principally because I opted to have minimal exposure there. This decision paid off handsomely, as Colombia was not simply the worst-performing Latin market in the first half of 1999, but also the only one to generate a negative return.

THE REGION: FROM RALLY TO RECOVERY?

The impressive rally in Latin American equity markets over the first half of this year was driven by improved sovereign risk, stronger commodity prices, falling interest rates and generally positive macroeconomic fundamentals. All of these conditions had been missing for some time, and their reemergence was warmly received by investors.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

The first stage of the rally ended in mid-May, with an ensuing correction fueled by profit-taking and concerns about the potential for higher U.S. interest rates. Investors returned to Latin markets in mid-June, however, igniting a second rally phase, one more focused on corporate performance and less on the excessively low valuations that had stimulated the first.

- As mentioned earlier, Mexico (+52.3%) was the year's best-performing Latin market through June. In addition to its very strong macroeconomic fundamentals, Mexico benefited in the second quarter from an unusual financial aid package from global lenders like the International Monetary Fund ("IMF").

  The package was unusual in that, perhaps for the first time, the lenders provided it on a proactive, rather than a reactive, basis. That is, they sought to head off hard times ahead, as opposed to their usual role of responding to a crisis already in progress. This approach allowed investors to ignore some of the inevitable political noise about crime and corruption preceding next year's presidential election and focus instead on the economic outlook, which was (and is) very positive.

- Although Brazil's equity market generated a healthy 18.7% return in the first half, there is some cause for concern. Deteriorating economic fundamentals, including disappointing trade and fiscal spending numbers, increasingly suggest that the country will be unable to meet its IMF-mandated economic targets for 1999. However, investor sentiment has been buoyed by the central bank's aggressive interest-rate cuts (I.E., from a high of 45% in early March to 21% at the end of June) and the belief that the Brazilian market still offers substantial value that is--as yet--largely unrealized.

- Chilean stocks (+28.7%) rose on the strength of major interest-rate cuts, a recovery in the price of copper (+10% year-to-date through June) and the government's announcement of an emergency plan to stimulate the economy. Elsewhere, almost all other Latin equity markets did well over the first half, with Peru up 19.8%, Argentina up 24.8% and Venezuela up 15.5%.

Although the numbers cited above appear impressive (especially when compared to those of the past two years), we must keep in mind that conditions in Latin America are still highly volatile and subject to abrupt change, both good and bad.

A case in point is Argentina. While, on the surface, the country's equity market appeared to be strong through June, it proved to be more a house of cards than an enduring edifice. I felt that Argentine stocks overreacted to expectations of a recovery during the second quarter and therefore decided to underweight Argentina in the portfolio to a level approximating 60% of its representation in EMFLA. This turned out to be fortuitous, as the combination of troubling comments on debt restructuring by a leading presidential candidate and a raft of unfavorable macroeconomic news helped push the market deeply into the red at the beginning of July.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

PORTFOLIO STRATEGY: FOCUSING ON BLUE-CHIP GROWTH

TOP 10 HOLDINGS, BY ISSUER*

                                                   % OF
     HOLDING                      COUNTRY       NET ASSETS
     -----------------------  ----------------  ----------
 1.  Telmex                        Mexico            10.4
 2.  Telesp                        Brazil             5.1
 3.  Televisa                      Mexico             4.8
 4.  Kimberly-Clark de             Mexico             4.5
      Mexico
 5.  Cifra                         Mexico             4.5
 6.  Cemex                         Mexico             4.1
 7.  Telebras                      Brazil             3.8
 8.  Camuzzi Argentina           Argentina            3.8
 9.  Grupo Modelo                  Mexico             3.6
10.  Petrobras                     Brazil             3.6
                                                  -----
                                                     48.2
     Total

*Company names are abbreviations of those found in the       *Other includes Colombia, Global, Jamaica, Latin America
 chart on page 9.                                            and Venezuela.

         COUNTRY BREAKDOWN
          (% of net assets)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                  8.44%
Brazil                    30.40%
Chile                      9.24%
Mexico                    46.68%
Peru                       3.06%
Cash and Other Assets      0.21%
Other*                     1.97%

I have chosen to address volatility in Latin markets by sticking to my proverbial knitting: careful stock selection and a reliance on highly liquid, well-managed companies with strong balance sheets and strong earnings growth. With this in mind, my focus remains on blue-chips, particularly those that are both well-positioned to prosper in a recovering economic environment and available at reasonable valuations.

I am also beginning to revisit the universe of smaller-capitalization Latin companies, whose returns have noticeably underperformed for some time. As longer-term shareholders well know, I reduced the Fund's exposure to small-caps in 1997, a move that has paid off after initially generating significant trading costs. Market volatility has created generous value among second-tier names, however, and my research staff and I are finding an increasing number of attractive opportunities. Although I am presently emphasizing the blue-chips, I anticipate some allocation to neglected smaller names as market conditions stabilize.

On a country level, I strongly favor the two biggest markets, Mexico and Brazil, but for somewhat different reasons. Mexico's positive macroeconomic fundamentals prompt me to weigh in on the side of growth names across the board there, particularly those in sectors that are most responsive to the domestic economy, such as food and beverage, retail and other consumer-related. My preference in Brazil is decidedly for those sectors that are benefiting from a wave of corporate restructurings currently well under way (e.g., oil & natural gas, telecommunications).

The following are reviews of two familiar names that illustrate my approach to each country.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

TELEFONOS DE MEXICO, S.A.

Telefonos de Mexico, S.A. ("Telmex") was privatized in 1990 and is synonomous with the provision of Mexican telecommunications services. It has a fully integrated product line, 100% of the local market, 70% of pre-subscribed long-distance lines and 64% of cellular subscribers.

Telmex fits in well with my domestic growth theme in Mexico. It has benefited substantially from Mexico's average GDP growth rate of 5.6% over the past three years, which has led to increased telephone usage on all fronts. To take advantage of it, the company built a network of 360 customer service centers nationwide, along with a comprehensive information technology system that enables it to efficiently target new customers. This infrastructure, in turn, allowed Telmex to raise the quality of its services to the highest in Mexico.

HERE ARE A FEW OF THE MANY OTHER REASONS TO LIKE TELMEX:

ACCESS TO U.S. HISPANIC MARKET. Telmex has inked strategic alliances with SBC Communications and Williams Communications to gain access to large local and long-distance networks in the U.S. that serve most of the country's Hispanic population. It did so because the U.S. Hispanic market is huge, with more purchasing power than most Latin American countries. The ability to capture a large portion of U.S.-to-Mexico international calls in this way greatly improves Telmex's long-term growth outlook.

SUPERB MANAGEMENT. Not enough can be said about the quality of Telmex's management's team, which has been (and continues to be) unusually attentive to minority shareholders. This is perhaps best exemplified by a value-creating share buyback program that has been running some three years; and the passing-through to shareholders, via dividends, of a good portion of the substantial profits that the company has generated in recent years.

On the strategic front, management has avoided costly acquisition blunders outside the company's core business, and positioned Telmex to be a leader in emerging telecommunications growth areas, like cellular and data services. Along the way, it has proven to be quite capable of meeting competitive challenges from the likes of AT&T, MCI and others seeking to capitalize on the vast potential of the Mexican market.

STRONG BALANCE SHEET. Telmex also enjoys a very low debt-to-equity ratio, on the order of 8-9%. It thus possesses the deep financial strength needed both to make additional strategic acquisitions, and expand and improve services.

CORPORATE INDEPENDENCE. Telmex is the only major Latin fixed-line operator not controlled by a major international telecommunications concern. As such, if current restrictions on foreign ownership were ever relaxed (which is far from assured), Telmex would represent an extremely attractive property to global players.

PETROLEO BRASILEIRO S.A.

Petroleo Brasileiro S.A. ("Petrobras") is Brazil's state-owned oil company. It is involved in all aspects of the oil business, from exploration to finished products, and is one of the largest corporations of any kind in Latin America.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

HERE'S WHY I SEE LITTLE DOUBT THAT PETROBRAS IS AN ATTRACTIVE LONG-TERM
INVESTMENT:

PRIVATIZATION. As part of Brazil's financial aid agreement with the International Monetary Fund, the government has agreed to divest itself of part of its Petrobras ownership (perhaps as much as 50%) by the end of 1999. Foreign appetite for this equity is naturally very high and likely to grow even higher.

FUTURE GROWTH PROSPECTS. As a net importer of oil, Petrobras suffers when the price of oil is high, and it can't pass these costs through to end-users. However, recent discoveries at the company's Campos Basin fields off the shore of Rio de Janeiro indicate the presence of major oil reserves and are in the process of being tapped. Future production from these fields should substantially diminish Petrobras's need for expensive foreign oil supplies and greatly increase cash flow going forward.

NEW MANAGEMENT. In March, Petrobras installed a new and proactive management team. The team is viewed favorably by investors and is currently drawing up a major restructuring plan. It is expected that this plan will include the sale of some assets, including parts of the company's refinery base and pipelines, providing it with the capital needed to further expand offshore oil production.

ADR LISTING. Management is also working to list Petrobras's American Depositary Receipts, which now trade over the counter, on the New York Stock Exchange by the end of this year. To do so, it must disclose financial information that conforms to U.S. accounting standards. The net effect would be greater financial transparency and an expanded investor base, including global investors who have thus far avoided the company in favor of its peers.

As positive as they are, these broad strokes do not adequately capture the Petrobras story. Locally, for example, the government has taken advantage of a relatively benign inflationary environment to allow prices to increase some 49% at the refinery level thus far this year. Further increases are expected as the government seeks to mark up prices to international levels in advance of its share sale. The outlook for Brazil's GDP--and, by association, domestic oil consumption--is also improving.

Despite Petrobras's very good operating performance, its shares still trade at a significant valuation discount to that of most of its European competitors. Given its greater prospects for production and cash flow growth, however, this will not last long.

OUTLOOK: POSITIVE SENTIMENT TO CONTINUE

Looking ahead, I expect investor sentiment toward Latin America to remain upbeat, albeit with some volatility. Assuming global growth picks up and commodity prices proceed on an upward path, though, I would see any market correction as an opportunity to increase the Fund's exposure to selected equities.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

A key aspect of my optimism is the increasing likelihood that Brazil's economy, the region's largest, has bottomed out and will begin to recover in the second half. I additionally note in this regard that the real currency is very competitive at existing levels, Brazilian interest rates are trending downward, inflation is very much under control and there is definitely room for continued easing of monetary policy.

On Brazil's corporate side, aggressive restructuring in certain sectors like oil and gas and telecom, along with cost-cutting and tariff increases, should help to hold investor interest. And there also is the fact that Brazilian equities are still some 20% below their peak reached in May. In other words, value remains available to those who are carefully opportunistic, as I intend to be.

Beyond this, I am ever mindful of the region's political instability. Most Latin American countries have an important election coming up, or a needed reform that must be pushed through. This is nothing new and is among many factors that I watch carefully every day to help position the Fund for future appreciation.

SHARE REPURCHASE UPDATE

In October 1998, the Fund's directors proposed and approved a program to repurchase up to 15% of outstanding shares to help reduce the difference between the Fund's share price and its net asset value. As of mid-July, I had repurchased approximately 1.3 million shares, or virtually 100% of the maximum share amount allowed under the program. I am happy to report both that the share repurchase was successful in its goal of benefiting shareholder value--nearly all shares were bought back at a discount to NAV in the low-to-mid-20% range--and not disruptive to the market in doing so.

Respectfully,

/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer *

FROM CREDIT SUISSE ASSET MANAGEMENT:

I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest

--------------------------------------------------------------------------------
   6

LETTER TO SHAREHOLDERS

     in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 24 through 26 of this report.

III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

     CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

     CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc.; The Chile Fund, Inc.; The Emerging Markets Infrastructure Fund, Inc.; The Emerging Markets Telecommunications Fund, Inc.; The First Israel Fund, Inc.; The Latin America Investment Fund, Inc.; and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                    6/30/99   12/31/98
Argentina                             8.44%     12.72%
Brazil                               30.40%     31.67%
Chile                                 9.24%      8.28%
Colombia                              0.00%      0.91%
Jamaica                               0.78%      0.96%
Latin America                         0.27%      0.31%
Mexico                               46.68%     34.75%
Peru                                  3.06%      4.94%
Venezuela                             0.43%      1.43%
Other                                 0.49%      0.45%
Cash & Cash Equivalents               0.21%      3.58%

 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        AS A PERCENT OF NET ASSETS

                                              6/30/99   12/31/98
Banking                                         2.29%      5.67%
Broadcast, Radio and Television                 4.81%      2.01%
Cement                                          4.13%      3.78%
Diversified Operations                          3.02%         0%
Electric Distribution                           2.14%      1.91%
Electric Generation                             0.83%      2.15%
Financial Services                              1.79%      3.41%
Food & Beverages                               14.53%     10.50%
Investment & Holding Companies                  4.86%      5.78%
Local and/or Long Distance Telephone
Services                                       16.82%      7.08%
Mining                                          2.86%      5.46%
Paper Products                                  5.29%      3.55%
Oil & Natural Gas                               7.91%     12.68%
Retail                                          4.76%      3.63%
Telecommunications                             16.18%     18.90%
Utilities                                       2.82%      3.33%
Fixed or Floating Rate Investments              0.27%      1.77%
Other                                           4.26%      4.73%
Cash & Cash Equivalents                         0.43%      3.66%

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1999 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                          Sector              Country/Region        Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Telefonos de Mexico, S.A.                                  Telecommunications            Mexico              10.4
--------------------------------------------------------------------------------------------------------------------------------
       2.  Telecomunicacoes de Sao Paulo S.A.                     Local and/or Long Distance
                                                                      Telephone Service             Brazil               5.1
--------------------------------------------------------------------------------------------------------------------------------
       3.  Grupo Televisa S.A.                                        Broadcast, Radio &
                                                                          Television                Mexico               4.8
--------------------------------------------------------------------------------------------------------------------------------
       4.  Kimberly-Clark de Mexico, S.A. de C.V.                       Paper Products              Mexico               4.5
--------------------------------------------------------------------------------------------------------------------------------
       5.  Cifra S.A. de C.V.                                               Retail                  Mexico               4.5
--------------------------------------------------------------------------------------------------------------------------------
       6.  Cemex, S.A. de C.V.                                              Cement                  Mexico               4.1
--------------------------------------------------------------------------------------------------------------------------------
       7.  Telecomunicacoes Brasileiras S.A.                      Local and/or Long Distance
                                                                      Telephone Service             Brazil               3.8
--------------------------------------------------------------------------------------------------------------------------------
       8.  Camuzzi Argentina S.A.                                     Oil & Natural Gas           Argentina              3.8
--------------------------------------------------------------------------------------------------------------------------------
       9.  Grupo Modelo, S.A. de C.V.                                  Food & Beverages             Mexico               3.6
--------------------------------------------------------------------------------------------------------------------------------
      10.  Petroleo Brasileiro S.A.                                   Oil & Natural Gas             Brazil               3.6
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-99.30%
 ARGENTINA-8.44%
 BANKING-0.37%
Banco Frances S.A. ADR..................         12,400  $   235,600
Bansud S.A., Class B+...................         53,862      137,367
                                                         -----------
                                                             372,967
                                                         -----------
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-1.46%
Telecom Argentina Stet - France Telecom
 S.A. ADR...............................         54,900    1,468,575
                                                         -----------
 OIL & NATURAL GAS-4.28%
Camuzzi Argentina S.A.*+................      1,403,504    3,775,426
Perez Companc S.A., Class B.............         92,909      534,299
                                                         -----------
                                                           4,309,725
                                                         -----------
 TELECOMMUNICATIONS-2.33%
Telefonica de Argentina S.A. ADR........         74,966    2,352,058
                                                         -----------
TOTAL ARGENTINA (Cost $6,802,061)......................    8,503,325
                                                         -----------
 BRAZIL-30.40%
 BANKING-1.12%
Banco do Brasil S.A., Series A Warrants
 (expiring 06/30/01)+...................     11,076,400        6,946
Banco do Brasil S.A., Series B Warrants
 (expiring 06/30/06)+...................     16,614,600       12,203
Banco do Brasil S.A., Series C Warrants
 (expiring 06/30/11)+...................     27,691,000       24,562
Banco Itau S.A. PN......................      2,119,723    1,089,801
                                                         -----------
                                                           1,133,512
                                                         -----------
 FERTILIZER-0.02%
Serrana S.A. ON+........................         27,210        9,224
Serrana S.A. PN+........................         32,445        9,715
                                                         -----------
                                                              18,939
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------

 FOOD & BEVERAGES-3.67%
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar GDR................         53,742  $ 1,004,304
Companhia Cervejaria Brahma ADR.........         34,298      387,996
Companhia Cervejaria Brahma PN..........      4,030,658    2,274,931
Seara Alimentos S.A.....................    160,771,340       29,974
                                                         -----------
                                                           3,697,205
                                                         -----------
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-15.36%
Embratel Participacoes S.A. ADR.........        109,190    1,515,011
Recibo Representativo de Carteira de
 Telebras...............................     43,464,259    3,857,760
Tele Centro Sul Participacoes S.A.
 ADR....................................         26,840    1,489,620
Tele Norte Leste Participacoes S.A.
 ADR....................................        189,400    3,515,737
Telecomunicacoes Brasileiras S.A. PN....     43,464,259        1,719
Telecomunicacoes de Minas Gerais S.A.
 PNB....................................        144,037        3,581
Telecomunicacoes de Sao Paulo S.A. ON...      6,455,099      536,101
Telecomunicacoes de Sao Paulo S.A. PN...     21,673,835    2,571,472
Telecomunicacoes de Sao Paulo S.A. PN
 Receipts+..............................        316,400       37,539
Telesp Participacoes S.A. ADR...........         85,747    1,961,463
                                                         -----------
                                                          15,490,003
                                                         -----------
 MINING-2.42%
Companhia Vale do Rio Doce PNA..........        124,201    2,441,918
                                                         -----------
 OIL & NATURAL GAS-3.64%
Petroleo Brasileiro S.A. PN ADR.........        250,483    3,665,876
                                                         -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 PAPER PRODUCTS-0.79%
Aracruz Celulose S.A. ADR...............         35,700  $   785,400
                                                         -----------
 STEEL-0.45%
Companhia Siderurgica Nacional ADR......         17,400      456,750
                                                         -----------
 TELECOMMUNICATIONS-0.97%
Celular CRT. Participacoes S.A..........      2,597,786      347,839
Companhia Riograndense de
 Telecomunicacoes S.A., PNA.............      2,597,786      630,367
Tele Centro Oeste Celular Participacoes
 S.A. PN Rights (expiring 06/30/99)+....      3,899,316          595
                                                         -----------
                                                             978,801
                                                         -----------
 UTILITIES-1.96%
Companhia Paranaense de Energia ADR.....        236,628    1,981,759
                                                         -----------
TOTAL BRAZIL (Cost $28,292,148)........................   30,650,163
                                                         -----------
 CHILE-9.02%
 BANKING-0.80%
Banco de Credito e Inversiones..........        121,029      805,926
                                                         -----------
 CONSUMER DURABLES-0.30%
Empresas Almacenes Paris S.A............        366,549      307,668
                                                         -----------
 ELECTRIC DISTRIBUTION-1.52%
Chilectra S.A. ADR......................         70,900    1,534,056
                                                         -----------
 ELECTRIC GENERATION-0.83%
Empresa Nacional de Electricidad S.A....      1,193,650      459,495
Enersis S.A.............................        839,404      380,627
                                                         -----------
                                                             840,122
                                                         -----------
 ENGINEERING & CONSTRUCTION-0.15%
Besalco S.A.............................         64,421      149,166
                                                         -----------
 FERTILIZER-0.59%
Sociedad Quimica y Minera de Chile
 S.A....................................            213        7,455
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FERTILIZER (CONTINUED)

Sociedad Quimica y Minera de Chile S.A.,
 Class A................................        168,976  $   586,892
                                                         -----------
                                                             594,347
                                                         -----------
 FINANCIAL SERVICES-0.01%
Invercap S.A............................         12,094        6,534
                                                         -----------
 FOOD & BEVERAGES-1.09%
Compania Cervecerias Unidas S.A.........         88,567      495,599
Embotelladora Andina S.A. PNA...........        174,674      572,978
Embotelladora Andina S.A. PNB...........         10,923       27,402
                                                         -----------
                                                           1,095,979
                                                         -----------
 FORESTRY-1.45%
Compania de Petroleos de Chile S.A......        277,815      943,472
Empresas CMPC S.A.......................         56,159      515,807
                                                         -----------
                                                           1,459,279
                                                         -----------
 INSURANCE-0.14%
Compania de Seguros La Prevision Vida
 S.A.+..................................        217,878      138,736
                                                         -----------
 RETAIL-0.29%
Sociedad Anonima Comercial e Industrial
 Falabella..............................        350,994      291,902
                                                         -----------
 STEEL-0.24%
Compania Acero del Pacifico S.A.........        155,931      240,704
                                                         -----------
 TELECOMMUNICATIONS-0.75%
Compania de Telecomunicaciones de Chile
 S.A. ADR...............................         11,000      272,250
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................         79,573      485,192
                                                         -----------
                                                             757,442
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 UTILITIES-0.86%
Gener S.A. ADR..........................         48,980  $   869,395
                                                         -----------
TOTAL CHILE (Cost $7,795,220)..........................    9,091,256
                                                         -----------
 COLOMBIA-0.00%
 BANKING-0.00%
Banco de Bogota.........................            160          463
                                                         -----------
 CEMENT-0.00%
Cementos Paz del Rio S.A. ADR+,++.......             31          228
                                                         -----------
TOTAL COLOMBIA (Cost $337).............................          691
                                                         -----------
 JAMAICA-0.78%
 INVESTMENT & HOLDING COMPANIES-0.78%
Jamaican Assets I L.P.=/=+ (Cost
 $946,859)..............................        939,513      790,234
                                                         -----------
 LATIN AMERICA-0.00%
 TELECOMMUNICATIONS-0.00%
International Wireless Communications,
 Inc., Series D*+.......................        186,400            0
International Wireless Communications,
 Inc., Series F*+.......................         10,840            0
International Wireless Communications,
 Inc., Warrants (expiring 08/17/07)*+...              1            0
                                                         -----------
TOTAL LATIN AMERICA
 (Cost $1,259,402).....................................            0
                                                         -----------
 MEXICO-46.68%
 BROADCAST, RADIO & TELEVISION-4.80%
Grupo Televisa S.A. GDR+................        108,117    4,844,993
                                                         -----------
 CEMENT-4.13%
Cemex, S.A. de C.V. CPO.................        774,114    3,813,107
Cemex, S.A. de C.V., Class B............         70,979      351,508
                                                         -----------
                                                           4,164,615
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------

 DIVERSIFIED OPERATIONS-3.02%
Alfa, S.A., Series A....................        438,491  $ 1,820,458
Desc, S.A. de C.V. ADR..................         54,000    1,221,750
                                                         -----------
                                                           3,042,208
                                                         -----------
 ENGINEERING & CONSTRUCTION-0.52%
Empresas ICA Sociedad Controladora, S.A.
 de C.V. ADR............................         77,100      520,425
                                                         -----------
 FINANCIAL SERVICES-1.44%
Grupo Financiero Banamex Accival, S.A.
 de C.V., Series O+.....................        571,271    1,453,924
                                                         -----------
 FOOD & BEVERAGES-9.77%
Coca-Cola Femsa S.A. ADR+...............        135,461    2,624,557
Fomento Economico Mexicano, S.A. de C.V.
 ADR....................................         71,470    2,849,866
Grupo Industrial Bimbo, S.A. de C.V.,
 Series A...............................        317,078      706,112
Grupo Modelo, S.A. de C.V., Series C....      1,285,480    3,666,958
                                                         -----------
                                                           9,847,493
                                                         -----------
 INVESTMENT & HOLDING COMPANIES-3.58%
Grupo Carso, S.A. de C.V., Series A1+...        780,192    3,615,524
                                                         -----------
 PAPER PRODUCTS-4.51%
Kimberly-Clark de Mexico, S.A. de C.V.,
 Series A...............................      1,104,408    4,544,118
                                                         -----------
 RETAIL-4.47%
Cifra S.A. de C.V. ADR+.................        234,998    4,507,097
                                                         -----------
 TELECOMMUNICATIONS-10.44%
Telefonos de Mexico, S.A., Class L
 ADR....................................        130,223   10,523,646
                                                         -----------
TOTAL MEXICO (Cost $35,982,553)........................   47,064,043
                                                         -----------
 PERU-3.06%
 ELECTRIC DISTRIBUTION-0.62%
Ontario-Quinta A.V.V.*..................        786,686      624,508
                                                         -----------

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 ENGINEERING & CONSTRUCTION-0.40%
Ferreyros S.A...........................        617,319  $   405,680
                                                         -----------
 FINANCIAL SERVICES-0.34%
Credicorp Limited.......................         31,012      341,132
                                                         -----------
 MINING-0.44%
Southern Peru Copper Corp. ADR..........         30,600      441,787
                                                         -----------
 TELECOMMUNICATIONS-1.26%
Telefonica del Peru S.A. ADR............         83,960    1,269,895
                                                         -----------
TOTAL PERU (Cost $2,895,935)...........................    3,083,002
                                                         -----------
 VENEZUELA-0.43%
 TELECOMMUNICATIONS-0.43%
Venworld Telecommunications=/= (Cost
 $817,105)..............................         40,161      437,243
                                                         -----------
 GLOBAL-0.49%
 INVESTMENT & HOLDING COMPANIES-0.49%
Emerging Markets Ventures, L.P.+=/=#
 (Cost $530,167)........................        521,708      490,087
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $85,321,787)..........................................  100,110,044
                                                         -----------
 FIXED OR FLOATING RATE INVESTMENTS-0.27%
 ARGENTINA-0.00%
                                            Par (000)
                                          -------------
Republic of Argentina, Bocon Pre 2, FRN,
 5.70%,
 04/01/01 (a) (Cost $265)...............     USD      0          257
                                                         -----------
 LATIN AMERICA-0.27%
International Wireless Communications,
 Inc., Senior Secured Note,
 14.00%-25.00%,
 08/17/02*(b) (Cost $456,942)...........            323      266,820
                                                         -----------
TOTAL FIXED OR FLOATING RATE INVESTMENTS (Cost
 $457,207).............................................      267,077
                                                         -----------

                                              Units         Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 SHORT-TERM INVESTMENTS-0.22%
 CHILEAN INFLATION-ADJUSTED TIME DEPOSITS-0.16%
Banco Security, 5.90%**, 08/30/99 (Cost
 $170,507)..............................    CLP       6  $   162,084
                                                         -----------
 CHILEAN MUTUAL FUNDS-0.06%
                                             No. of
                                             Shares
                                          -------------
Bice Manager Investment Fund............          7,828       20,284
Fondo Mutuo Security Check..............          9,144       40,572
                                                         -----------
TOTAL CHILEAN MUTUAL FUNDS
 (Cost $63,832)........................................       60,856
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $234,339)...........
                                                             222,940
                                                         -----------

TOTAL INVESTMENTS-99.79%
 (Cost $86,013,333) (Notes A,D)........................  100,600,061
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-0.21%...
                                                             214,988
                                                         -----------
NET ASSETS-100.00%.....................................  $100,815,049
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
**         Effective yield on the date of purchase.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security, not readily marketable (See Note
           F).
#          As of June 30, 1999, the Fund committed to investing
           an additional $711,375 of capital in Emerging Markets
           Ventures, L.P.
(a)        Adjustable rate: rate resets based on 1-month U.S.
           Dollar London Interbank Offered Rate (LIBOR) flat.
           Pro-rata sinking fund has been established.
(b)        As of March 31, 1998, this investment ceased accruing
           interest.
ADR        American Depositary Receipts.
CPO        Ordinary Participation Certificates.
FRN        Floating Rate Note.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.
PNA        Preferred Shares, Class A.
PNB        Preferred Shares, Class B.
CLP        Chilean Pesos.
USD        United States Dollars.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $86,013,333)
 (Note A)...............................     $100,600,061
Cash (including $796 of foreign
 currencies with a cost of $798) (Note
 A).....................................          531,496
Receivables:
  Dividends.............................          583,854
  Investments sold......................            2,652
  Interest..............................            1,192
Prepaid expenses........................           17,352
                                             ------------
Total Assets............................      101,736,607
                                             ------------

 LIABILITIES
Payables:
  Investment advisory fee (Note B)......          286,854
  Capital shares repurchased (Note G)...          260,247
  Investments purchased.................          222,454
  Administration fees (Note B)..........           31,963
  Chilean repatriation taxes (Note A)...              461
  Other accrued expenses................          119,579
                                             ------------
Total Liabilities.......................          921,558
                                             ------------
NET ASSETS (applicable to 7,445,228
 shares of common stock outstanding)
 (Note C)...............................     $100,815,049
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($100,815,049
  DIVIDED BY 7,445,228).................           $13.54
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 7,445,228 shares issued and outstanding
 (100,000,000 shares authorized)........     $      7,445
Paid-in capital.........................      123,213,818
Distributions in excess of net
 investment income......................         (387,642)
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (36,491,465)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       14,472,893
                                             ------------
Net assets applicable to shares
 outstanding............................     $100,815,049
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 1,307,363
  Interest..............................         124,434
  Less: Foreign taxes withheld..........        (115,513)
                                             -----------
  Total Investment Income...............       1,316,284
                                             -----------
Expenses:
  Investment advisory fees (Note B).....         623,829
  Administration fees (Note B)..........          87,810
  Custodian fees........................          68,341
  Audit and legal fees..................          62,231
  Printing..............................          58,925
  Accounting fees.......................          40,906
  Directors' fees.......................          18,205
  Transfer agent fees...................          15,023
  NYSE listing fees.....................           8,018
  Insurance.............................           5,470
  Other.................................          10,256
  Brazilian taxes (Note A)..............          17,634
  Chilean repatriation taxes (Note A)...           1,535
                                             -----------
  Total Expenses........................       1,018,183
  Less: Fee waivers (Note B)............         (36,925)
                                             -----------
      Net Expenses......................         981,258
                                             -----------
  Net Investment Income.................         335,026
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................      (7,046,897)
  Foreign currency related
   transactions.........................         (39,138)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      30,448,740
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      23,362,705
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $23,697,731
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Six Months
                                                   Ended                For the Year
                                               June 30, 1999               Ended
                                                (unaudited)          December 31, 1998
                                             ------------------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................        $    335,026            $  1,298,894
  Net realized loss on investments and
   foreign currency related
   transactions.........................          (7,086,035)            (28,447,116)
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currencies....          30,448,740             (33,578,308)
                                             ------------------      ------------------
    Net increase/(decrease) in net
     assets resulting from operations...          23,697,731             (60,726,530)
                                             ------------------      ------------------
Dividends and distributions to
 shareholders:
    Net investment income...............                  --                (947,499)
                                             ------------------      ------------------
Capital share transactions:
  Proceeds from 23,364 shares issued in
   reinvestment of dividends............                  --                 297,889
  Cost of 1,168,400 shares and 10,100
   shares, respectively, repurchased
   (Note G).............................          (9,558,663)                (77,509)
                                             ------------------      ------------------
    Net increase/(decrease) in net
     assets resulting from capital share
     transactions.......................          (9,558,663)                220,380
                                             ------------------      ------------------
    Total increase/(decrease) in net
     assets.............................          14,139,068             (61,453,649)
                                             ------------------      ------------------

 NET ASSETS
Beginning of period.....................          86,675,981             148,129,630
                                             ------------------      ------------------
End of period...........................        $100,815,049            $ 86,675,981
                                             ------------------      ------------------
                                             ------------------      ------------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                      For the
                     For the Six                                                                                      Period
                       Months                                                                                         October
                        Ended                                                                                        30, 1991*
                      June 30,                             For the Years Ended December 31,                           through
                        1999+       -------------------------------------------------------------------------------  December
                     (unaudited)       1998          1997       1996       1995       1994+      1993+      1992     31, 1991
                     ---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of
 period.............   $10.06            $17.22       $16.89     $14.93     $17.92     $22.50     $14.37     $15.44    $13.85**
                     -----------    -----------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net investment
 income.............     0.04              0.15         0.15       0.19       0.06       0.01       0.11       0.21      0.06
Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions.......     3.10             (7.20)++      1.84       1.83      (2.81)      0.96       8.75       0.43      1.60
                     -----------    -----------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net
 increase/(decrease)
 in net assets
 resulting from
 operations.........     3.14             (7.05)        1.99       2.02      (2.75)      0.97       8.86       0.64      1.66
                     -----------    -----------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Dividends and
 distributions to
 shareholders:
  Net investment
   income...........       --             (0.11)       (0.16)     (0.06)        --      (0.17)        --      (0.21)    (0.06)
  Net realized gain
   on investments
   and foreign
   currency related
   transactions.....       --                --        (1.50)        --      (0.24)     (3.10)     (0.75)     (1.32)    (0.01)
  In excess of net
   realized gain....       --                --           --         --         --         --         --      (0.18)       --
                     -----------    -----------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total dividends and
 distributions to
 shareholders.......       --             (0.11)       (1.66)     (0.06)     (0.24)     (3.27)     (0.75)     (1.71)    (0.07)
                     -----------    -----------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Anti-dilutive impact
 due to capital
 shares
 repurchased........     0.34                --           --         --         --         --         --         --        --
Effect of reduction
 of accrued offering
 costs..............       --                --           --         --         --         --       0.02         --        --
Dilution due to
 capital share
 rights offering....       --                --           --         --         --      (2.28)        --         --        --
                     -----------    -----------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end
 of period..........   $13.54            $10.06       $17.22     $16.89     $14.93     $17.92     $22.50     $14.37    $15.44
                     -----------    -----------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
                     -----------    -----------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Market value, end of
 period.............  $10.375            $7.188      $13.688    $14.000    $12.875    $17.625    $25.625    $14.000   $13.500
                     -----------    -----------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
                     -----------    -----------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total investment
 return(a)..........    44.35%           (46.63)%      10.29%      9.18%    (25.65)%    (17.78)%     89.35%     16.49%    (2.73)%
                     -----------    -----------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
                     -----------    -----------    ---------  ---------  ---------  ---------  ---------  ---------  ---------
 RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of
 period (000
 omitted)........... $100,815           $86,676     $148,130   $145,230   $128,377   $153,128   $135,573    $86,359   $92,751
Ratio of expenses to
 average net
 assets(c)..........     2.20%(b)          2.41%        1.89%      1.69%      2.04%      1.94%      2.00%      2.20%     2.35%(b)
Ratio of expenses to
 average net assets,
 excluding fee
 waivers............     2.28%(b)          2.60%        2.02%      1.80%      2.15%        --         --         --        --
Ratio of expenses to
 average net assets,
 excluding taxes....     2.16%(b)          1.77%        1.65%        --       1.81%      1.70%        --         --        --
Ratio of net
 investment income
 to average net
 assets.............     0.75%(b)          1.12%        0.77%      1.16%      0.42%      0.04%      0.63%      1.27%     2.46%(b)
Portfolio turnover
 rate...............   104.70%           142.35%      111.83%     43.22%     27.05%     68.46%     49.48%     68.70%    11.58%

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.10 per share.
+ Based on average shares outstanding except for dividends and distributions to shareholders, if any, which are based on actual dividends and distributions paid.
++ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Equity Fund, Inc. (the "Fund") was incorporated in Maryland on September 16, 1991 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 1999, the Fund held 6.33% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $6,880,412 and fair value of $6,384,318. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1999, the interest rate was 4.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1998, within the Fund's prior fiscal year, are deemed to arise on the first day of the current fiscal year. The Fund incurred and elected to defer such losses of $95,714 and $691,438, respectively.

At December 31, 1998, the Fund had a capital loss carryover of $26,179,244 which expires in 2006.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
original invested capital. For the six months ended June 30, 1999, the Fund incurred $1,535 of such expense.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% Contribucao Provisoria sobre Movimentacaoes Financieras ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999 the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years. For the six months ended June 30, 1999, the Fund incurred $17,634 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with Fund's custodian and pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. As of June 30, 1999, the Fund had no such agreements.

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE B. AGREEMENTS

Credit Suisse Asset Management ("CSAM"), formerly BEA Associates, serves as the Fund's investment adviser, with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $150 million. CSAM has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the six months ended June 30, 1999, CSAM earned $623,829 for advisory services, of which CSAM waived $36,925. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the six months ended June 30, 1999, CSAM was reimbursed $5,973 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser, with respect to Chilean investments. In return for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Chile. For the six months ended June 30, 1999, Celfin earned $6,980 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee for its services rendered that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 1999, BSFM earned $44,517 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $57,500 at June 30, 1999) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $5,900 at June 30, 1999). For the six months ended June 30, 1999, Celfin earned $37,320 and $3,620 for administration and accounting services, respectively.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 7,445,228 shares outstanding at June 30, 1999, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1999 was $88,046,183. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $12,553,878 was composed of gross appreciation of $18,080,805 for those investments having an excess of value over cost and gross depreciation of $5,526,927 for those investments having an excess of cost over value.

For the six months ended June 30, 1999, purchases and sales of securities, other than short-term investments, were $91,433,017 and $98,162,177, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated management investment companies for which CSAM serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the six months ended and at June 30, 1999. Upon termination of the above agreement with BankBoston, N.A., the Fund entered into a credit agreement with Deutsche Bank AG and State Street Bank and Trust Company effective July 28, 1999.

NOTE F. RESTRICTED SECURITIES
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of June 30, 1999, per share value of such securities and percent of net assets which the securities comprise.

                                                     NUMBER     ACQUISITION             FAIR VALUE AT     VALUE      PERCENT OF
SECURITY                                            OF SHARES     DATES        COST     JUNE 30, 1999   PER SHARE    NET ASSETS
-------------------------------------------------  -----------  ----------  ----------  -------------  -----------  -------------
Emerging Markets Ventures, L.P...................       5,333    01/22/98   $    5,434   $     5,010    $    0.94          0.01
Emerging Markets Ventures, L.P...................     234,747    05/06/98      239,183       220,518         0.94          0.22
Emerging Markets Ventures, L.P...................     115,870    07/07/98      118,060       108,847         0.94          0.11
Emerging Markets Ventures, L.P...................      91,609    10/27/98       93,340        86,057         0.94          0.09
Emerging Markets Ventures, L.P...................      52,774    02/26/99       52,774        49,575         0.94          0.05
Emerging Markets Ventures, L.P...................      21,375    04/19/99       21,376        20,080         0.94          0.02
Jamaican Assets I L.P............................     469,756    07/29/97      473,429       395,117         0.84          0.39
Jamaican Assets I L.P............................     469,757    10/20/97      473,430       395,117         0.84          0.39
Venworld Telecommunications......................      24,498    07/30/92      502,406       266,716        10.89          0.26
Venworld Telecommunications......................      15,663    08/07/92      314,699       170,527        10.89          0.17

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Board of Directors of the Fund. From October 21, 1998 to December 31, 1998, the Fund repurchased 10,100 of its shares for a total of $77,509 at a weighted average discount of 26.65% from net asset value. The discount of individual repurchases ranged from 25.58%-26.19%. For the six months ended June 30, 1999, the Fund repurchased 1,168,400 of its shares for a total cost of $9,558,663 at a weighted average discount of 22.85% from net asset value. The discount of individual repurchases ranged from 17.86-27.67%.

--------------------------------------------------------------------------------
   22

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 11, 1999, the annual meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                           FOR      WITHHELD   NON-VOTES
--------------------------------------------------------------------------------------  ----------  ---------  ----------
Peter A. Gordon                                                                          6,158,919    673,375   1,322,934
William W. Priest, Jr.                                                                   6,166,158    666,136   1,322,934
Martin M. Torino                                                                         6,163,590    668,704   1,322,934

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano and George W. Landau continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December 31, 1999.

                                                                           FOR       AGAINST    ABSTAIN    NON-VOTES
                                                                        ----------  ---------  ----------  ----------
                                                                         6,671,019    132,194      29,081   1,322,934

(3) To approve a shareholder proposal providing that the advisory contract between the Fund and Credit Suisse Asset Management be terminated.

                                                                            FOR       AGAINST     ABSTAIN   NON-VOTES
                                                                         ----------  ----------  ---------  ----------
                                                                          1,111,680   5,622,683     97,931   1,322,934

The required votes were not received to approve the above proposal.

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Latin America Equity Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of

--------------------------------------------------------------------------------
   24
dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

--------------------------------------------------------------------------------

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 338-1176; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

---------------------------------------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------
   26

 SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1999, CSAM--Americas managed approximately $42.8 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAEqt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmEqty". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income
Fund, Inc. (CGF)

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director

George W. Landau                Director

Martin M. Torino                Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director

Emily Alejos                    Investment Officer

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

Robert M. Rizza                 Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue

New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.                                  [LOGO]

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                                                                     3915-SAR-99